Exhibit 21.1
METLIFE, INC.
As of December 31, 2009
Wholly-Owned Active Subsidiaries1
23RD STREET INVESTMENTS, INC. (DE)
85 BROAD STREET LLC (DE)
85 BROAD STREET MEZZANINE LLC (CT)
334 MADISON EURO INVESTMENTS, INC. (DE)
500 GRANT STREET GP LLC (DE)
500 GRANT STREET ASSOCIATES LIMITED PARTNERSHIP (CT)
ALTERNATIVE FUEL I, LLC (DE)
BEST MARKET S.A. (ARGENTINA)
BOND TRUST ACCOUNT A (MA)
CITYPOINT HOLDINGS II LIMITED (UK)
CML COLUMBIA PARK FUND I LLC (DE)
COMPANIA PREVISIONAL METLIFE S.A. (BRAZIL)
CONVENT STATION EURO INVESTMENTS FOUR COMPANY (UK)
CORPORATE REAL ESTATE HOLDINGS, LLC (DE)
CORRIGAN TLP LLC (DE)
COVA LIFE MANAGEMENT COMPANY (DE)
CRB CO., INC. (MA)
ECONOMY FIRE & CASUALTY COMPANY (IL)
ECONOMY PREFERRED INSURANCE COMPANY (IL)
ECONOMY PREMIER ASSURANCE COMPANY (IL)
ENTERPRISE GENERAL INSURANCE AGENCY, INC. (DE)
ENTRECAP REAL ESTATE II LLC (DE)
EXETER REASSURANCE COMPANY, LTD. (BERMUDA)
EURO CL INVESTMENTS, LLC (DE)
EURO TI INVESTMENTS LLC (DE)
EURO TL INVESTMENTS LLC (DE)
FEDERAL FLOOD CERTIFICATION CORP (TX)
FIRST METLIFE INVESTORS INSURANCE COMPANY (NY)
FUNDACION METLIFE MEXICO, A.C. (MEXICO)
GENAMERICA CAPITAL I (DE)
GENAMERICA FINANCIAL, LLC (DE)
KRISMAN, INC. (MO)
GENERAL AMERICAN LIFE INSURANCE COMPANY (MO)
GREENWICH STREET INVESTMENTS, L.L.C. (DE)
GREENWICH STREET CAPITAL OFFSHORE FUND, LTD (VIRGIN ISLANDS)
GREENWICH STREET INVESTMENTS, L.P. (DE)
HEADLAND-PACIFIC PALISADES, LLC (CA)
HEADLAND PROPERTIES ASSOCIATES (CA)
HOUSING FUND MANAGER, LLC (DE)
HYATT LEGAL PLANS, INC. (DE)
HYATT LEGAL PLANS OF FLORIDA, INC. (FL)
HPZ ASSETS LLC (DE)
MET1 SIEFORE, S.A. de C.V. (MEXICO)
MET2 SIEFORE, S.A. de C.V. (MEXICO)

[1]	Does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner.

MET3 SIEFORE BASICA, S.A. de C.V. (MEXICO)
MET4 SIEFORE, S.A. de C.V. (MEXICO)
MET5 SIEFORE, S.A. de C.V. (MEXICO)
META SIEFORE ADICIONAL, S.A. de C.V. (MEXICO)
MET AFJP S.A. (ARGENTINA)
MET P&C MANAGING GENERAL AGENCY, INC. (TX)
METLIFE ADMINISTRADORA DE FUNDOS MULTIPATROCINADOS LTDA. (BRAZIL)
METLIFE ADVISERS, LLC (MA)
METLIFE AFFILIATED INSURANCE AGENCY LLC (DE)
METLIFE AFORE, S.A. DE C.V. (MEXICO)
METLIFE ASSOCIATES LLC (DE)
METLIFE ASSURANCE LIMITED (UK)
METLIFE AUTO & HOME INSURANCE AGENCY, INC. (RI)
METLIFE BANK, NATIONAL ASSOCIATION (USA)
METLIFE CANADA/ METVIE CANADA (CANADA)
METLIFE CANADIAN PROPERTY VENTURES LLC (NY)
METLIFE CAPITAL CREDIT L.P. (DE)
METLIFE CAPITAL, LIMITED PARTNERSHIP (DE)
METLIFE CAPITAL TRUST IV (DE)
METLIFE CAPITAL TRUST X (DE)
METLIFE CHILE ADMINISTRADORA DE MUTUOS HIPOTECARIOS S.A. (CHILE)
METLIFE CHILE INVERSIONES LIMITADA (CHILE)
METLIFE CHILE SEGUROS DE VIDA S.A. (CHILE)
METLIFE CREDIT CORP.(DE)
METLIFE DIRECT CO.,LTD.(JAPAN)
METLIFE EUROPEAN HOLDINGS, LLC. (DE)
METLIFE EUROPE LIMITED (IRELAND)
METLIFE EUROPE SERVICES LIMITED (IRELAND)
METLIFE EXCHANGE TRUST I (DE)
METLIFE FUNDING, INC. (DE)
METLIFE GENERAL INSURANCE AGENCY OF MASSACHUSETTS, INC.(MA)
METLIFE GENERAL INSURANCE AGENCY OF TEXAS, INC. (DE)
METLIFE GENERAL INSURANCE LIMITED (AUSTRALIA)
METLIFE GLOBAL HOLDINGS CORPORATION (MEXICO)
METLIFE GLOBAL, INC. (DE)
METLIFE GLOBAL OPERATIONS SUPPORT CENTER PRIVATE LIMITED(INDIA)
METLIFE GROUP, INC. (NY)
METLIFE HOLDINGS, INC. (DE)
METLIFE IRELAND HOLDINGS ONE LIMITED (IRELAND)
METLIFE IRELAND HOLDINGS TWO LIMITED (IRELAND)
METLIFE INSURANCE COMPANY OF CONNECTICUT (CT)
METLIFE INSURANCE LIMITED (AUSTRALIA)
METLIFE INSURANCE LIMITED (UNITED KINGDOM)
METLIFE INSURANCE AND INVESTMENT TRUST (AUSTRALIA)
METLIFE INSURANCE S.A./NV (BELGIUM)
METLIFE INTERNATIONAL HOLDINGS, INC. (DE)
METLIFE INTERNATIONAL LIMITED, LLC (DE)
METLIFE INVESTMENT ADVISORS COMPANY, LLC (DE)
METLIFE INVESTMENTS ASIA LIMITED (HONG KONG)
METLIFE INVESTMENT FUNDS SERVICES LLC (NJ)
METLIFE INVESTMENT FUNDS MANAGEMENT LLC (NJ)
METLIFE INVESTMENTS LIMITED (UNITED KINGDOM)
METLIFE INVESTMENTS PTY LIMITED (AUSTRALIA)
METLIFE INVESTORS DISTRIBUTION COMPANY (MO)
METLIFE INVESTORS GROUP, INC. (DE)
METLIFE INVESTORS INSURANCE COMPANY (MO)
METLIFE INVESTORS USA INSURANCE COMPANY (DE)

METLIFE LATIN AMERICA ASESORIAS E INVERSIONES LIMITADA (CHILE)
METLIFE LIMITED (HONG KONG)
METLIFE LIMITED (UNITED KINGDOM)
METLIFE MEXICO CARES, S.A. DE C.V. (MEXICO)
METLIFE MEXICO S.A. (MEXICO)
METLIFE MEXICO SERVICIOS, S.A. DE C.V. (MEXICO)
METLIFE NC LIMITED (IRELAND)
METLIFE PENSIONS TRUSTEES LIMITED (UK)
METLIFE PENSIONES MEXICO S.A. (MEXICO)
METLIFE PLANOS ODONTOLOGICOS LTDA. (BRAZIL)
METLIFE PRIVATE EQUITY HOLDINGS, LLC (DE)
METLIFE PROPERTY VENTURES CANADA ULC(CANADA)
METLIFE PROPERTIES VENTURES, LLC (DE)
METLIFE REAL ESTATE CAYMAN COMPANY (CAYMAN ISLANDS)
METLIFE REINSURANCE COMPANY OF CHARLESTON (SC)
METLIFE REINSURANCE COMPANY OF SOUTH CAROLINA (SC)
METLIFE REINSURANCE COMPANY OF VERMONT (VT)
METLIFE RETIREMENT SERVICES LLC (NJ)
METLIFE SAENGMYOUNG INSURANCE COMPANY LTD. (SOUTH KOREA)- (also known as MetLife Insurance Company of Korea Limited)
METLIFE SECURITIES, INC. (DE)
METLIFE SEGUROS DE RETIRO S.A. (ARGENTINA)
METLIFE SEGUROS DE VIDA S.A. (ARGENTINA)
METLIFE SERVICES EAST PRIVATE LIMITED (INDIA)
METLIFE SERVICES LIMITED (UNITED KINGDOM)
METLIFE SERVICES AND SOLUTIONS, LLC (DE)
METLIFE SERVICES (SINGAPORE)PTE LIMITED (SINGAPORE)
METLIFE SOLUTIONS PTE. LTD. (SINGAPORE)
METLIFE STANDBY I, LLC (DE)
METLIFE TAIWAN INSURANCE COMPANY LIMITED (TAIWAN)
METLIFE TOWER RESOURCES GROUP, INC. (DE)
METLIFE TOWARZYSTWO UBEZPIECZEN NA ZYCIE POLSKA AKCYJNA (POLAND)
METLIFE WORLDWIDE HOLDINGS, INC. (DE)
METPARK FUNDING, INC. (DE)
METROPOLITAN CASUALTY INSURANCE COMPANY (RI)
METROPOLITAN CONNECTICUT PROPERTIES VENTURES, LLC (DE)
METROPOLITAN DIRECT PROPERTY AND CASUALTY INSURANCE COMPANY (RI)
METROPOLITAN GENERAL INSURANCE COMPANY (RI)
METROPOLITAN GROUP PROPERTY AND CASUALTY INSURANCE COMPANY (RI)
METROPOLITAN LIFE INSURANCE COMPANY (NY)
METROPOLITAN LIFE INSURANCE COMPANY OF HONG KONG LIMITED (HONG KONG)
METROPOLITAN LIFE SEGUROS DE VIDA S.A. (URUGUAY)
METROPOLITAN LLOYDS, INC. (TX)
METROPOLITAN LIFE SEGUROS E PREVIDÊNCIA PRIVADA S.A. (BRAZIL)
METROPOLITAN MARINE WAY INVESTMENTS LIMITED (CANADA)
METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY (RI)
METROPOLITAN REALTY MANAGEMENT, INC. (DE)
METROPOLITAN REINSURANCE COMPANY (U.K.) LIMITED (UNITED KINGDOM)
METROPOLITAN TOWER LIFE INSURANCE COMPANY (DE)
METROPOLITAN TOWER REALTY COMPANY, INC.(DE)
MEX DF PROPERTIES, LLC (DE)
MIDTOWN HEIGHTS, LLC (DE)
MISSOURI REINSURANCE (BARBADOS), INC. (BARBADOS)
MLA COMERCIAL, S.A. DE C.V. (MEXICO)
MLA SERVICIOS, S.A. DE C.V. (MEXICO)
ML CAPACITACION COMERCIAL S.A. DE C.V. (MEXICO)
ML/VCC GILROY, LLC (DE)

ML/VCC UT WEST JORDAN, LLC (DE)
MLIC ASSET HOLDINGS LLC (DE)
MLIC ASSET HOLDINGS II LLC (DE)
MSV IRVINE PROPERTY, LLC (DE)
MTC FUND I, LLC (DE)
MTC FUND II, LLC (DE)
MTC FUND III, LLC (DE)
MTL LEASING, LLC (DE)
NATILOPORTEM HOLDINGS, INC. (DE)
NEW ENGLAND LIFE INSURANCE COMPANY (MA)
NEW ENGLAND SECURITIES CORPORATION (MA)
NEWBURY INSURANCE COMPANY, LIMITED (BERMUDA)
ONE FINANCIAL PLACE CORPORATION (DE)
ONE MADISON INVESTMENTS (CAYCO) LIMITED (CAYMAN ISLANDS)
PANTHER VALLEY, INC. (NJ)
PARK TWENTY THREE INVESTMENTS COMPANY (UNITED KINGDOM)
PARTNERS TOWER, L.P. (DE)
PILGRIM ALTERNATIVE INVESTMENTS OPPORTUNITY FUND I, LLC (DE)
PLAZA DRIVE PROPERTIES LLC (DE)
PLAZA LLC (CT)
PREFCO IX REALTY LLC (CT)
PREFCO X HOLDINGS LLC (CT)
PREFCO XIV HOLDINGS LLC (CT)
PREFCO DIX-HUIT LLC (CT)
PREFCO FOURTEEN LIMITED PARTNERSHIP (CT)
PREFCO TEN LIMITED PARTNERSHIP (CT)
PREFCO TWENTY LIMITED PARTNERSHIP (CT)
PREFCO VINGT LLC (CT)
SAFEGUARD DENTAL SERVICES, INC. (DE)
SAFEGUARD HEATLH ENTERPRISES, INC. (DE)
SAFEGUARD HEALTH PLANS, INC. (CA)
SAFEGUARD HEALTH PLANS, INC. (FL)
SAFEGUARD HEALTH PLANS, INC. (NV)
SAFEGUARD HEALTH PLANS, INC. (TX)
SAFEHEALTH LIFE INSURANCE COMPANY (CA)
SERVICIOS ADMINISTRATIVOS GEN, S.A. DE C.V. (MEXICO)
SPECIAL MULTI-ASSET RECEIVABLES TRUST (DELAWARE)
ST. JAMES FLEET INVESTMENTS TWO LIMITED (CAYMAN ISLANDS)
TEN PARK SPC (CAYMAN ISLANDS)
THE BUILDING AT 575 FIFTH LLC (DE)
THE BUILDING AT 575 FIFTH AVENUE MEZZANINE LLC (DE)
THE PROSPECT COMPANY (DE)
THORNGATE, LLC (DE)
TH TOWER LEASING, LLC (DE)
TH TOWER NGP, LLC (DE)
TIC EUROPEAN REAL ESTATE LP, LLC (DE)
TLA HOLDINGS LLC (DE)
TLA HOLDINGS II LLC (DE)
TLA HOLDINGS III LLC (DE)
TOWER SQUARE SECURITIES, INC. (CT)
TRAL & CO.(CT)
TRANSMOUNTAIN LAND & LIVESTOCK COMPANY (MT)
TRAVELERS INTERNATIONAL INVESTMENTS LTD. (CAYMAN ISLANDS)
TRIBECA DISTRESSED SECURITIES, L.L.C. (DE)
WALNUT STREET SECURITIES, INC. (MO)
WHITE OAK ROYALTY COMPANY (OK)

METLIFE, INC.
As of December 31, 2009
Companies of which MetLife, Inc. directly or indirectly has actual ownership (for its own account) of 10% through 99% of the total outstanding voting stock2
PILGRIM ALTERNATIVE INVESTMENTS OPPORTUNITY FUND III ASSOCIATES, LLC (67%) (CT)
LONG TERM CARE PARTNERS, LLC (50%) (DE)
METLIFE INDIA INSURANCE COMPANY LIMITED (26%) (INDIA)
METROPOLITAN LLOYDS INSURANCE COMPANY OF TEXAS3 (TX)

[2]	Does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner.

[3]	Affiliate